SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 14, 1999
                                                        (September 30, 1999)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



           ....DELAWARE....................1-9318.......13-2670991...
         (State or other jurisdiction    (Commission    (IRS Employer
         of incorporation)               File Number)  Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA....... 94404...
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code. (650) 312-3000


                _________________________________________________
          (Former name or former address, if changed since last report)


                                    <PAGE 1>
Item 5.      Other Events

Registrant is filing a Form 8-K in order to update its progress on its Year 2000 compliance plans. By this filing, Registrant is not establishing the practice of filing further updates on Form 8-K in connection with its Year 2000 compliance plan.

Year 2000 Readiness Disclosure

Forward-Looking Statements.
----------------------------
When used in this Form 8-K and in future filings by Franklin Resources, Inc. and subsidiaries (collectively, the "Company") with the SEC, in the Company's press releases and in oral statements made with the approval of an authorized executive officer, the words or phrases "will be", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements regarding the Year 2000 problem also include estimated timetables for completion of the phases of the Company's Year 2000 plan; projections of project costs regarding the Year 2000 plan; statements regarding the possible effects of the Year 2000 problem on the Company's business and that of third parties with whom the Company does business; and contingency and liquidity plans of the Company. Such statements are subject to certain risks and uncertainties, including those discussed under the caption "Specific Risks Associated with the Year 2000" below, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Year 2000.
---------
Because the Year 2000 project is an ongoing Company-wide endeavor, the state of the Company's progress changes daily. Information contained in this filing is provided as of the dates stated below.

As of September 30, 1999, all of the Company's mission-critical systems were certified as Year 2000 compliant and were operating in production. On October 4, 1999, the Company also completed certification of all non-mission critical systems that are maintained by the Company's Information Systems & Technology ("IS&T") department. All of these non-mission critical systems are now operating in production except one, which the Company anticipates putting into production shortly. Certified systems operating in production now include all of the Company's mission-critical securities trading systems, portfolio accounting systems, customer service systems, general ledger systems, international and domestic transfer agency systems, and sales and marketing systems.

The Company will now focus its efforts on updating its verification of third-party readiness and completing the contingency planning process, including detailed year-end cross-over plans, and additional integrated testing of certain systems.
                                     <Page 2>

The Company's Year 2000 compliance plan is comprised of four phases: Assessment, Remediation, Testing and Implementation. When testing a system, the Company considers it to be Year 2000 compliant when it has passed a number of prescribed tests either (a) established by the Company and/or the vendor of the system, (b) viewed as the industry standard, or (c) suggested by regulators. For certain third-party systems that cannot be tested by the Company, depending upon the importance of the system to the Company's operations, the Company may rely upon vendor representations, the results of point-to-point testing, or test scripts supplied by the vendor. However, no testing can guarantee that a system which has been certified as Year 2000 compliant will not have difficulties associated with the Year 2000.

Assessment:       systems are  inventoried,  budgets and strategies are created to address identified problems.

Remediation:      software  corrections,   upgrades  and  other  fixes  are
                  made; questionnaires requesting Year 2000 compliance assurances are sent to vendors and, in some cases, test scripts are requested.

Testing:          internal   systems   are   tested   on  a   stand-alone
                  basis; point-to-point testing is conducted for some systems, and the system is certified as Year 2000 compliant.

Implementation:   systems  that  have  been  identified  as  being  Year  2000 compliant  are put  into  normal  business  operation;
                  end-user training is conducted.

The Company's Year 2000 plan prioritized the Year 2000 certification of mission-critical systems over other systems. The percentages below are provided as of September 30, 1999.

      Phase of          % of Mission-Critical
      Project                Systems Complete
      ------------------------------------------
      Assessment             100%
      Remediation            100%
      Testing                100%
      Implementation         100%

The non-mission critical systems of the Company are either maintained by the Company's IS&T department or are maintained by internal business users (end-user maintained systems). IS&T-maintained systems were given high priority due to their relative importance while end-user maintained systems were given lower priorities. The percentages below include only IS&T-maintained systems, and are provided as of October 4, 1999.

      Phase of          % of Non-Mission Critical
      Project           IS&T-Maintained Systems Complete
      ---------------------------------------------------
      Assessment            100%
      Remediation           100%
      Testing               100%
      Implementation         99%

In 1999, the Company successfully participated in several nationwide, industry-wide tests: the Securities Industry Association's "Street Wide Testing" held over five weekends in March and April; testing of major real-time market data services in May; and six days of testing interfaces with major broker/dealers in July. These tests included simulated Year 2000 securities transactions and market data feeds, and involved the major North American securities exchanges, securities clearing organizations, news services, market data services, major banks, brokerages and investment advisory and investment management companies in the United States. The Company may take part in additional industry-wide and point-to-point testing when available and appropriate.
                                   <Page 3>

Third Parties and Year 2000. The Company's business operations are heavily dependent upon a complex worldwide network of information technology ("IT") systems that are owned and managed in whole or in part by third parties, including some of the Company's mission-critical systems. These third-party systems include data feeds, trading systems, securities transfer agent operations and stock market links. The Company has contacted all of its major external suppliers of goods and services to assess their compliance efforts and the Company's exposure in the event of a failure of third-party compliance efforts. In the process of certifying its systems, the Company has received responses from certain system suppliers and in some cases has obtained additional information, written assurances of certification, or test scripts. In addition, certain of these third parties assisted the Company with modifying and testing the Company's systems, and participated in Street Wide Testing with the Company and with one another. To date, no major third-party supplier has informed the Company that it would not be Year 2000 compliant or Year 2000 ready by the millennium date, nor has the Company's testing with third parties revealed any significant non-compliance issues. Such communication with third parties will continue as the Company proceeds with its Year 2000 project, and into the Year 2000 to monitor system functions.

Cost Estimates. The total estimated costs through March 2000 associated with the Year 2000 project are expected to be between $50 million and $60 million, including an unallocated amount for unanticipated costs. These estimated costs consist mainly of internal and third-party labor costs which are expensed as incurred. The total amount expended on the project through September 30, 1999 was approximately $42.5 million. The Company's estimate of the total costs to complete the Year 2000 project will continue to be refined in future periods. Further costs are expected to be incurred before March 2000 to develop and test contingency plans, independent rapid code inspection and code analysis, test lab activities and staffing, and event logistics and management for the actual millennium rollover. The Company believes that its existing liquid assets, together with expected cash flow from operations, combined with its borrowing capacity under existing credit facilities will be sufficient to fund anticipated expenditures.

Contingency Planning. Extensive preparation efforts cannot guarantee a total absence of Year 2000 problems. Therefore, the Company continues to develop, exercise, and integrate comprehensive worldwide contingency plans. As of the date of this filing, 100% of the Company's worldwide contingency plans had been formulated and tested, with the exception of testing the Company's Canadian contingency plans, which is scheduled to be completed in October 1999. In addition to technical systems matters, the contingency planning process has considered possible operational issues such as an increased volume of shareholder requests, cash flow matters related to unusual levels of purchases or redemptions, and market adjustments. Through the Company's testing and communications with third parties, and use of business continuity planning specialists and other consultants, the Company seeks to identify areas of potential disruptions and, to the extent possible, to minimize such disruptions. The Company expects to refine, change and update its contingency plans throughout the end of calendar 1999 and through the rollover date.

As part of the effort to create a smooth transition to the Year 2000, the Company formed a worldwide Year 2000 cross-over team with representatives from each major business function. This team will staff command centers around the world from December 31 through the end of the first week of January 2000. During the cross-over weekend, personnel will be at the command centers 24 hours a day, beginning with the first office rollovers to the Year 2000 in Australia, Hong Kong and Singapore until the final rollover at the Company's headquarters in California.


                                    <Page 4

However, in light of the complexity and magnitude of the Company's business processes there are, in certain cases, limited or no alternatives to some of its mission-critical systems or public utilities. It is not possible to predict which internal or external systems or utilities may be affected worldwide, or the exact nature of all problems that might occur. While redundant systems and multi-day back-up power sources are in place at the Company's main data centers to address communication or power interruptions, if certain public utilities fail in multiple locations or if mission-critical systems of the Company or third parties fail, there could be a material adverse impact upon the Company's business, financial condition and results of operations. This is especially true if such outages or failures were to extend for a period of many days.

Non-IT Systems. All of the Company's non-information technology ("non-IT") systems have been certified as being Year 2000 ready, either by internal verification or by third-party representations, for the Company's domestic properties and for foreign properties over 5,500 square feet. The Company's business operations are not heavily dependent on non-IT, such as elevators, electrical and security systems, and devices such as fax machines and copiers, and none of the Company's mission-critical systems is a non-IT system. The Company is dependent upon certain non-IT systems such as third-party long distance telephone and data lines, and public utility electrical power. The Company does not expect to experience any material effects related to the Year 2000 compliance of non-IT systems unless there are telephone and data line, or general public utility problems, beyond the Company's control.

Specific Risks Associated with the Year 2000. The Company's ability to manage Year 2000 issues is subject to uncertainties beyond its control that could cause actual results to differ materially from what has been discussed above. The Company could become subject to legal claims in the event of any Year 2000 problem in the Company's business operations. In addition, the Company and its subsidiaries are subject to regulation by various domestic and international authorities which could impose sanctions or fines or cause the Company to cease certain operations in the event its systems are not Year 2000 compliant. A general disruption in securities or capital markets, or withdrawal of funds by investors concerned about Year 2000 issues, could create global liquidity issues that could have a material adverse effect upon the Company's business, financial condition and results of operations. Such disruptions could occur regardless of the existence or severity of Year 2000 problems as a result of overreaction or market panic in response to even minor Year 2000 problems or false reports of Year 2000 problems.

Factors that could influence the impact of the Year 2000 problem also include the success of the Company in identifying systems and programs that are affected. Other factors include the nature and amount of testing, remediation, programming, installation and systems work required to upgrade or to replace each of the affected programs or systems; the rate, magnitude and availability of related labor and consulting costs; the success of the Company in correcting its internal systems and the success of the Company's external partners and suppliers in addressing their respective Year 2000 problems. If there are Year 2000 system interruptions or failures of important third parties, such as securities transfer agents, stock exchanges, data providers or other organizations such as those mentioned above under "Third Parties and Year 2000", this could have a material adverse effect on the Company's business, financial condition and results of operations. Although certain third parties may represent that their systems are Year 2000 ready, there can be no assurance that their systems are in fact Year 2000 compliant or that they have provided complete and accurate information to the Company.

                                   <Page 5>

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRANKLIN RESOURCES, INC.
                     (Registrant)


Date: October 14, 1999  /s/ Leslie M. Kratter
                        ---------------------
                        LESLIE M. KRATTER
                        Vice President



                                     <Page 6>